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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 8-K/A, into the Company's previously filed Registration Statements File Nos., 333-51455, 333-37393, 333-39453, 333-07457, 33-76526, 33-80454, 33-88302, and 333-2818.

                                          ARTHUR ANDERSEN LLP

Phoenix, Arizona
June 1, 1998